UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 17, 2012

JAKKS PACIFIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-28104	95-4527222
(Commission File Number)	(IRS Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of Principal Executive Offices)	(Zip Code)

(310) 456-7799
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 17, 2012, JAKKS Pacific, Inc. (the “Company”) issued a press release in response to a letter received today from Oaktree Capital Management, L.P.

The Company hereby incorporates by reference the press release dated April 17, 2012, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibit	Description
99.1	Press Release issued by the Company dated April 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Date:	April 17, 2012	By:	/s/ JOEL M. BENNETT
			Name:	Joel M. Bennett
			Title:	CFO

Index to Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company dated April 17, 2012.